Exhibit 13.1
Certification by the Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Chris Showalter, certify that:
1.This annual report on Form 20-F of Lifezone Metals Ltd. (the “Company”) for the year ended December 31, 2025, (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chris Showalter
Chris Showalter
Chief Executive Officer

Date: March 19, 2026